MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS May 1, 2011

Harris Oakmark International Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2011, and the financial statements of the Portfolio for the year ended December 31, 2010, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2010, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your

investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses Before Fee Waiver	0.85%	1.10%	1.00%
Contractual Fee Waiver*	0.01%	0.01%	0.01%

Total Annual Portfolio Operating Expenses After Fee Waiver	0.84%	1.09%	0.99%

*	MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio’s average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, that the Portfolio’s operating expenses remain the same and that all fee waivers remain in effect only for the period ending April 30, 2012. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$86	$112	$101
3 Years	$271	$351	$319
5 Years	$472	$608	$554
10 Years	$1,051	$1,345	$1,228

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50.7% of the average value of its portfolio.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks of non-U.S. companies. The Portfolio may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio’s foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The

Portfolio invests primarily in mid- to large-cap companies. The Portfolio may engage in foreign currency transactions for hedging purposes.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that over time, a company’s stock price converges with its true business value. By “true business value” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio’s investment objective. Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more

Harris Oakmark International Portfolio

information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index. Effective January 1, 2003, Harris became the subadviser. Investment performance prior to that date is attributable to the Portfolio’s former investment subadviser.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	2nd – 2009	33.09%
Lowest Quarter	4th – 2008	-22.01%

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	Since Inception	Inception Date
Class A	16.67%	6.61%	8.73%	1-2-02
Class B	16.42%	6.34%	9.29%	10-9-01
Class E	16.50%	6.45%	8.93%	4-1-02
MSCI EAFE (Europe, Australasia, Far East) Index (reflects no deduction for mutual fund fee sand expenses)	7.75%	2.46%	6.99%*
* Index performance is from 10-9-01.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the Adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” in the Statement of Additional Information.

Subadviser.    Harris Associates L.P. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the Subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—The Subadvisers” in the Statement of Additional Information.

Portfolio Managers.    David G. Herro, CFA, Chief Investment Officer—International, and Robert A. Taylor, CFA, Director of International Research, have both managed the Portfolio since 2003. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Harris Oakmark International Portfolio

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